                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                October 7, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               AmeriConnect, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                   0-18654                     48-1056927
----------------            ------------              -------------------
(State or other             (Commission                (I.R.S. Employer
 jurisdiction of            File Number)              Identification No.)
 incorporation)



             6750 W. 93rd St., Suite 110, Overland Park, Kansas 66212
             --------------------------------------------------------
                    (Address of principal executive offices)



                              (913) 341-8888
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.         CHANGE IN CONTROL OF REGISTRANT.

                On October 7, 1996, holders of a majority of the outstanding shares of capital stock of AmeriConnect, Inc., a Delaware corporation ("AmeriConnect"), voted to approve and adopt an Amended and Restated Agreement and Plan of Reorganization, dated as of June 14, 1996, by and among Phoenix Network, Inc., a Delaware corporation ("Phoenix"), Phoenix Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Phoenix ("Sub"), and AmeriConnect (the "Agreement"). Under the terms of the Agreement, on October 8, 1996, Sub merged with and into AmeriConnect, AmeriConnect became a wholly-owned subsidiary of Phoenix and Sub ceased to exist (the "Merger").

                At the effective time of the Merger (the "Effective Time"), each outstanding share of AmeriConnect Common Stock , par value $0.01 per share ("AmeriConnect Common"), and each outstanding share of AmeriConnect Class A Common Stock, par value $0.00001 per share ("AmeriConnect Class A" and, together with the AmeriConnect Common, the "AmeriConnect Stock"), were converted into the right to receive .360468525 shares of Phoenix Common Stock, par value $0.001 per share ("Phoenix Stock"), other than shares of AmeriConnect Stock held by stockholders exercising dissenter's rights, AmeriConnect, any subsidiary of AmeriConnect, Phoenix, Sub or any other subsidiary of Phoenix.

                AmeriConnect and Phoenix issued a joint press release announcing the Merger, which is filed herewith as Exhibit 99.1.

                Except for the historical information contained herein, the discussion above contains forward-looking statements that involve risks and uncertainties, including the risks detailed from time to time in AmeriConnect's SEC reports, including the report on Form 10-KSB for the year ended December 31, 1995 and the report on Form 10-QSB for the quarter ended June 30, 1996.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c)             Exhibits.

                99.1      Press release dated October 9, 1996.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AmeriConnect, Inc.




October 8, 1996                            By: /s/ WALLACE M. HAMMOND
                                               -------------------------------
                                               Wallace M. Hammond
                                               President

                              INDEX TO EXHIBITS


Exhibit
Numbers         Description
-------         -----------

99.1            Press release dated October 9, 1996.